EXHIBIT 31.3

CERTIFICATION OF PERIODIC REPORT UNDER SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, John T. Reilly, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2017 of SeaWorld Entertainment, Inc.; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 1, 2018	Signature:	/s/ John T. Reilly
John T. Reilly
Interim Chief Executive Officer
(Principal Executive Officer)